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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 30, 2006
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                Date of Report (Date of earliest event reported)

                                PhotoMedex, Inc.
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             (Exact name of Registrant as specified in its charter)

           Delaware                    0-11365                   59-2058100
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

             147 Keystone Drive, Montgomeryville, Pennsylvania 18936
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               (Address of principal executive offices) (Zip Code)

                                 (215) 619-3600
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               Registrant's telephone number, including area code

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 30, 2006, PhotoMedex, Inc. entered into an alliance with Newtown, Pennsylvania-based AzurTec, Inc. to resume development, and to undertake the manufacture and distribution, of AzurTec's MetaSpex Laboratory System (MLS), a light-based system designed to detect certain cancers of the s skin. PhotoMedex has also made an investment of restricted shares of its common stock for a 14% interest in AzurTec.

     The Investment Agreement and the License Agreement between PhotoMedex and AzurTec, and a press release describing the alliance contemplated by the alliance are listed as Exhibits 10.1, 10.2 and 99.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(D)  Exhibits.

     10.1 Investment Agreement dated March 30, 2006 between PhotoMedex, Inc. and AzurTec, Inc.

     10.2 License Agreement dated March 30, 2006 between PhotoMedex, Inc. and AzurTec, Inc.

     99.1 Press Release, dated April 6, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     PHOTOMEDEX, INC.


Dated: April 6, 2006                                 By: /s/Jeffrey F. O'Donnell
                                                         -----------------------
                                                         Jeffrey F. O'Donnell
                                                         Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number                               Description
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     10.1            Investment Agreement dated March 30, 2006  between
                     PhotoMedex, Inc. and AzurTec, Inc.

     10.2 License Agreement dated March 30, 2006 between PhotoMedex, Inc. and AzurTec, Inc.

     99.1            Press release, dated April 6, 2006.

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